EXHIBIT 31.1

CERTIFICATION

PURSUANT TO 17 CFR 240.13a-14

PROMULGATED UNDER SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, John F. McMullan, Principal Executive Officer and Chief Financial Officer of Consolidated Resources Health Care Fund II, certify that:

1.     I have reviewed this quarterly report on Form 10-Q of Consolidated Resources Health Care Fund II;

2.     Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.     Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4.     I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the issuer and have:

(a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)           Evaluated the effectiveness of the issuer’s disclosure controls and procedures and presented in this report my conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)           Disclosed in this report any change in the issuer’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the issuer’s internal control over financial reporting; and

5.     I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the issuer’s auditors and the audit committee of the issuer’s board of directors (or persons performing the equivalent functions):

(a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the issuer’s ability to record, process, summarize and report financial information; and

(b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer’s internal control over financial reporting.

This certification is qualified by the fact that the Report was not filed within 45 days after the end of the Partnership’s quarter as required by General Instruction A to Form 10-Q and the review relating to disclosure controls and procedures was carried out as of the date of filing of the report.

Date: August 2, 2006	By: /s/ John F. McMullan

       John F. McMullan

       Chief Financial Officer (chief executive and chief
       financial officer of the Partnership)